Exhibit 10.2

EXTENSION AGREEMENT

dated as of September 23, 2004

extending the

$250,000,000

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

among

FEDEX CORPORATION,
as Borrower,

CITICORP USA, INC. and BANK OF AMERICA, N.A.,
as Co-Syndication Agents,

BANK ONE, NA, COMMERZBANK A.G.,

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

and THE ROYAL BANK OF SCOTLAND PLC,
as Co-Documentation Agents,

The Several Lenders
from Time to Time Parties Thereto,

and

JPMORGAN CHASE BANK,
as Administrative Agent

dated as of September 27, 2002

J.P. MORGAN SECURITIES, INC., as Sole Lead Arranger and Sole Bookrunner

EXTENSION AGREEMENT, dated as of September 23, 2004 (this “Agreement”), among FEDEX CORPORATION, CITICORP USA, INC. and BANK OF AMERICA, N.A., as Co-Syndication Agents, BANK ONE, NA, COMMERZBANK A.G., BANK OF TOKYO-MITSUBISHI TRUST COMPANY and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents, the several LENDERS party hereto and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Co-Documentation Agents, the Co-Syndication Agents and the Administrative Agent are parties to the Amended and Restated 364-Day Credit Agreement, dated as of September 27, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Maturity Date of the Credit Agreement be extended as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.                                Defined Terms.  Unless otherwise defined herein, each term defined in the Credit Agreement and used herein shall have the meaning given to such term in the Credit Amendment.

SECTION 2.                                Extension of Maturity Date.  Notwithstanding any of the notice requirements of Section 2.17 of the Credit Agreement and except as otherwise provided in Section 4 of this Agreement, but otherwise subject to such Section 2.17, the Maturity Date is hereby extended to September 22, 2005 with the Commitment of each Lender as set forth in Schedule A to this Agreement.

SECTION 3.                                Conditions to Effectiveness of this Agreement.  This Agreement shall become effective on the date (the “2004 Extension Effective Date”) on which the following conditions precedent have been satisfied:

(a)                                  the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of (i) the Borrower and (ii) the Lenders;

(b)                                 the Administrative Agent shall have received an opinion of Christine P. Richards, counsel for the Borrower, dated as of the 2004 Extension Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);

(c)                                  no Default or Event of Default shall have occurred and be continuing;

(d)                                 the principal amount of and accrued interest on any Loans and any fees or other amounts owing to the Lenders under the Credit Agreement, as of the 2004 Extension Effective Date, shall be paid; and

(e)                                  the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the 2004 Extension Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

SECTION 4.                                Assignment; Commitments.   On the 2004 Extension Effective Date, each of the Lenders party to the Credit Agreement (as in effect immediately prior to the effectiveness of this Agreement) whose Commitment will be reduced or terminated in connection with this Agreement (the “2004 Assigning Lenders”) agrees to assign all or a portion, as the case may be, of its Commitment (as in effect immediately prior to the effectiveness of this Agreement) and its related rights and obligations under the Credit Agreement and the other Loan Documents to the Lenders party to the Credit Agreement (as in effect immediately after giving effect to this Agreement) whose Commitment will be increased or initiated in connection with this Agreement (the “2004 Assignee Lenders”), such that after giving effect to such assignment and on the 2004 Extension Effective Date, the Commitment of each Lender shall be the amount set forth on Schedule A to this Agreement.  All applicable provisions of Section 9.06 and Exhibit E to the Credit Agreement shall apply to such assignments, which provisions are hereby incorporated by reference into this Agreement.

SECTION 5.                                Consent of Guarantors.  The Borrower represents and warrants to the Lenders that no Guarantor consent is required for the extension of the Maturity Date as contemplated by Section 2.17 to the Credit Agreement and this Agreement.

SECTION 6.                                Miscellaneous.

(a)                                  Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)                                 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c)                                  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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(d)                                 Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Lenders and the Administrative Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e)                                  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FEDEX CORPORATION

By:	/s/ BURNETTA B. WILLIAMS
Name: Burnetta B. Williams
	Title:	Staff Vice President and
Assistant Treasurer

JPMORGAN CHASE BANK,
individually and as Administrative Agent

By:	/s/ MATTHEW H. MASSIE
Name: Matthew H. Massie
Title:Managing Director

Signature Page to FedEx Extension Agreement

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BANK OF AMERICA, N.A.

By:	/s/ Sharon Burks Horos
Name: Sharon Burks Horos
Title: Vice President

THE BANK OF NEW YORK

By:	/s/ David T. Sunderwirth
Name: David T. Sunderwirth
Title: Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:	/s/ Edwardo P. Abello
Name: Edwardo P. Abello
Title: Vice President

CITICORP USA, INC.

By:	/s/ Gaylor Holmes
Name: Gaylor Holmes
Title: Vice President

COMMERZBANK AG, New York and Grand Cayman Branches,

By:	/s/ Subash R. Viswanathan
Name: Subash R. Viswanathan
Title: Senior Vice President

COMMERZBANK AG, New York and Grand Cayman Branches,

By:	/s/ David A. Bennett
Name: David A. Bennett
Title: Assistant Vice President

FIFTH THIRD BANK, N.A. (TENNESSEE)

By:	/s/ David J. Hicks
Name: David J. Hicks
Title: Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ James H. Moore, Jr.
Name: James H. Moore, Jr.
Title: Senior Vice President

HSBC Bank USA, National Association

By:	/s/ Bryan DeBroka
Name: Bryan DeBroka
Title: Vice President

KBC BANK N.V.

By:	/s/ Robert Snauffer
Name: Robert Snauffer
Title: First Vice President

By:	/s/ Eric Raskin
Name: Eric Raskin
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Francis W. Lutz, Jr.
Name: Francis W. Lutz, Jr.
Title: Vice President

KfW

By:	/s/ Christian Bevc
Name: Christian Bevc
Title: First Vice President

By:	/s/ Christian Kramer
Name: Christian Kramer
Title: Vice President

MELLON BANK, N.A.

By:	/s/ Mark F. Johnston
Name: Mark F. Johnston
Title: First Vice President

MERRILL LYNCH BANK, USA

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

MIZUHO CORP. BANK, LTD., NY BR.

By:	/s/ R. Gallagher
Name: R. Gallagher
Title: SVP & Team Leader

THE NORTHERN TRUST COMPANY

By:	/s/ Ashish S. Bhagwat
Name: Ashish S. Bhagwat
Title: Vice-President

REGIONS BANK

By:	/s/ Phillip L. May
Name: Phillip L. May
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Apps
Name: David Apps
Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Edward McColly
Name: Edward McColly
Title: Vice President & Department Head

UFJ BANK

By:	/s/ Gary Weiss
Name: Gary Weiss
Title: Vice President

UNION PLANTERS BANK

By:	/s/ James R. Gummel
Name: James R. Gummel
Title: SVP

WACHOVIA BANK, National Association

By:	/s/ Douglas T. Davis
Name: Douglas T. Davis
Title: Director

BANK ONE, NA

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

DVB Bank AG

By:	/s/ Christian Wulf
Name: Christian Wulf
Title: Vice President

By:	/s/ James M. Morton
Name: James M. Morton
Title: Vice President

MORGAN STANLEY BANK, as an Assigning Lender

By:	/s/ Daniel Twenge
Name: Daniel Twenge
Title:	Vice President
Morgan Stanley Bank

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch.

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Associate

SUNTRUST BANK

By:	/s/ Bryan W. Ford
Name: Bryan W. Ford
Title: Director

SCHEDULE A

	Commitment Prior to the Effectiveness of this Agreement	Commitment After the Effectiveness of this Agreement
Extending Lenders:
BANK OF AMERICA, N.A.	$15,000,000	$15,000,000
THE BANK OF NEW YORK	$5,000,000	$5,000,000
THE BANK OF NOVA SCOTIA	$10,000,000	$10,000,000
BANK OF TOKYO-MITSUBISHI TRUST COMPANY	$15,000,000	$15,000,000
CITICORP USA, INC.	$15,000,000	$15,000,000
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES	$15,000,000	$15,000,000
FIFTH THIRD BANK, N.A. (TENNESSEE)	$5,000,000	$5,000,000
FIRST TENNESSEE BANK NATIONAL ASSOCIATION	$5,000,000	$5,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$5,000,000	$5,000,000
KBC BANK N.V.	$10,000,000	$10,000,000
KEYBANK NATIONAL ASSOCIATION	$7,500,000	$7,500,000
KfW	$10,000,000	$10,000,000
MELLON BANK, N.A.	$10,000,000	$10,000,000
MERRILL LYNCH BANK USA	$7,500,000	$7,500,000
MIZUHO CORPORATE BANK, LTD.	$7,500,000	$7,500,000
THE NORTHERN TRUST COMPANY	$5,000,000	$5,000,000
REGIONS BANK	$7,500,000	$7,500,000
THE ROYAL BANK OF SCOTLAND PLC	$15,000,000	$15,000,000
SUMITOMO MITSUI BANKING CORPORATION	$10,000,000	$10,000,000
UFJ BANK	$5,000,000	$5,000,000
UNIONS PLANTERS BANK	$7,500,000	$7,500,000
WACHOVIA BANK, NATIONAL ASSOCIATION	$5,000,000	$5,000,000
2004 Assigning Lenders:
BANK ONE, NA	$15,000,000	0
DVB BANK AG	$5,000,000	0
MORGAN STANLEY BANK	$5,000,000	0
2004 Assignee Lenders:
CREDIT SUISSE FIRST BOSTON	$5,000,000	$10,000,000
JPMORGAN CHASE BANK	$17,500,000	$32,500,000
SUNTRUST BANK	$5,000,000	$10,000,000
TOTAL	$250,000,000	$250,000,000